EXHIBIT 99.1

February 2008

Stephen I. Chazen

President and

Chief Financial Officer

Credit Suisse

2008 Energy Summit

Full Year 2007 Results

($ in millions, except EPS data)

FY2007

FY2006

Reported Net Income

$5,400

$4,191

Reported EPS (diluted)

$6.44

$4.87

Core Results*

$4,405

$4,116

Core EPS (diluted)

$5.25

$4.78

+ 10% year-over-year

Oil and Gas production (mboe/day)

570

545

+5% year-over-year

Capital Spending

$3,497

$2,987

Cash Flow from Operations

$6,800

$6,400

Debt/Capital

7%

13%

ROE

26%

24%

ROCE*

24%

21%

* See attached for GAAP reconciliation

Three Distinct Business Models/Strategies

Stable Cash Business

US Oil & Gas

Stable production and long-lived reserves

Lower risk and good returns

High Capital efficiency

Generates large amounts of free cash flow to fund growth

Growth Business

Middle East/North Africa and Latin American Oil and Gas

Strong production growth

High returns

Other Value Enhancing

Chemicals

Midstream Assets

Dividend Growth

Share Repurchase

Cost Reduction Program

Worldwide Oil & Gas Operations

Hugoton

California

Permian Basin

Colombia

Libya

Oman

UAE

Yemen

Qatar

Argentina

Bolivia

Worldwide Production Outlook

Thousand BOE/Day

Assumes $80 WTI Price

466

2005

545

2006

570

2007

630

620

2008E

Midpoint 2008 growth = 9.6%

Note:  As a result of PSC contracts, a -/+ $5 per barrel change in oil prices impacts production by +/- 4 mb/day

Reserves Replacement

Million BOE

Organic

Growth

Acquisitions

Total

Reserve

Replace %

Worldwide

Production

(million boe)

2007

182

60

242

116

209

2006

187

326

513

257

200

2005

231

139

370

216

171

2004

201

40

241

145

166

2003

229

107

336

202

166

3-Year Average

200

175

375

194

193

5-Year Average

206

134

340

187

182

Oil & Gas Capital Program

($ in millions)

2007

2008E

Growth Capital

1,100

1,400

Base Capital

2,100

2,200

Total Oil & Gas Capital

3,200

3,600

US Oil & Gas Operations – Stable Cash

Long Beach

Hugoton

Bravo Dome

Oxy Permian

Houston

Los Angeles

Bakersfield

Sheep Mountain

Elk Hills

&

California

Properties

2007 net production*

359 mboe/day

63% of worldwide total

2007 reserves*

2.15 billion boe

75% of worldwide total

* See attached for GAAP reconciliation.

US Oil & Gas Operations – Stable Cash

Thousand BOE/Day

US Oil and Gas Production

331

354

359

2005

2006

2007

Key Operations/Assets:

Permian Basin

California/Elk Hills Field

2007 Financial Data

Pre-tax Income

$4.1 Billion

After-tax Cash**

$2.5 Billion

Capital

$1.4 Billion

ROANCC

20%

ROANCC = Return On Average Net Capitalized Costs. **See www.oxy.com

Excludes production from Horn Mountain (GoM) resulting from asset swap with BP which closed in June 2007.

Permian Basin Operations

New Mexico

Colorado

Bravo Dome

Salt Creek

Denver City Unit

Hugoton

Sheep Mountain

Kansas

Lubbock

Texas

Midland

Hobbs

Indian Basin

Area

Sharon Ridge

Cogdell

Seminole

Oxy Acreage

CO2 Pipelines

New Centurion Pipelines

Old Centurion Pipelines

To Cushing, OK

Large resource base

Low decline rate & long-lived
properties

Significant cash generation

Production (mboe per day)

2007:    198

Drilling rate:  300+ wells/yr

Integrate PXP acquisition

CO2 projects on track

Natural area for consolidation

California Operations

Bakersfield

Long Beach

Elk Hills

THUMS

Ventura

Los Angeles

Tidelands

California Production

2007:       131 mboe per day

Elk Hills Production (2007)

88 mboe/day

Elk Hills Drilling rate:  260+ wells/yr.

Shallow oil zone

Further shale development

EOR Opportunities

Nitrogen flood

CO2 pilots

Consolidation Opportunities

Plains Exploration Transactions

Properties acquired for $1.55 Billion

Occidental will purchase:

50% working interest in PXP's oil & gas properties located in the Permian Basin, West Texas and New Mexico which Oxy will operate.

50% working interest in PXP’s Piceance Basin oil & gas assets.  PXP will operate and Oxy expects the properties to deliver multi-year production growth.

92 million boe of proved reserves and 13,500 boe per day of
current production.

Middle East/North Africa Oil & Gas – Growth

2007 net production*

135 mboe/day

24% of worldwide total

Qatar

UAE

Oman

Yemen

Libya

2007 reserves*

468 million boe

16% of worldwide total

* See attached for GAAP reconciliation.

Middle East/North Africa Oil & Gas – Growth

Thousand BOE/Day

Middle East/North Africa

Oil and Gas Production

103

119

135

2005

2006

2007

Key Operations/Assets:

Dolphin Project

Qatar ISND

Oman/Mukhaizna

Libya

2007 Financial Data

Pre-tax Income

$2.9 Billion

After-tax Cash

$0.8 Billion

Capital

$1.1 Billion

ROANCC**

26%

**ROANCC = Return On Average Net Capitalized Costs.

A-T Cash = Net income from continuing operations minus income owed by Oxy and paid by governmental entities on its behalf plus DD&A minus exploration and development costs incurred.

UAE / Qatar – Dolphin Project

Oxy’s interest is 24.5%

Gas delivery to UAE markets
began last July

Project expected to be fully
operational this month

Net Production (mboe/d)

2007 Exit Rate

43

1Q ’08E

53

1Q ’08E inc. $90 - $100 mm
at $90 oil price

Net capital $1.1 B at 12/31/07

ROCE similar to Middle
East/North Africa region

Oman – Mukhaizna Project

Project Status

173 total new wells drilled
in 2006 & 2007

Implemented a pattern
steam flood

2007 production exit rate
nearly tripled from Sept ‘05

Increase gross production
to 150,000 barrels/day

2008 Work Program

$350 – $375 mm (Net)

Drill approximately 175
wells

Steam flood expansion
continues

Libya Exploration & Development

Upcoming exploration wells

30-year agreement for major
redevelopment projects signed in
November 2007, subject to
Libyan government approval.

Covers approximately 2.5 billion
bbls of recoverable oil reserves.

Planned gross capex of $5 B
over 5 years (Oxy share $1.9 B)

Plan to increase gross production
from current rate of 100 mb/d to
300 mb/d.

Oxy group will receive 10 to 12%
of gross production after tax.

Upcoming exploration wells

Blocks 131/NC 150

Areas of recent discoveries

4 wells planned for 2008

Latin America Oil & Gas Operations –
Growth

2007 net production*

76 mboe/day

13% of worldwide total

Colombia

Bolivia

Argentina

2007 reserves*

244 million boe

9% of worldwide total

* See attached for GAAP reconciliation.

Latin America Oil & Gas Operations –
Growth

Thousand BOE/Day

Latin America

Oil and Gas Production

32

72

76

2005

2006

2007

Key Operations/Assets:

Colombia

Argentina

2007 Financial Data

Pre-tax Income

$0.7 Billion

After-tax Cash

$0.3 Billion

Capital

$0.5 Billion

ROANCC**

14%

**ROANCC = Return On Average Net Capitalized Costs.

A-T Cash = Net income from continuing operations minus income owed by Oxy and paid by governmental entities on its behalf plus DD&A minus exploration and development costs incurred.

Colombia Operations

Covenas

Ayacucho

Bucaramanga

La Cira Infantas

Venezuela

Colombia

CNA Pipeline

Oleoducto de

Colombia

Vasconia

Barranca

Caricare

Arauca

Caño Limon

Politically Stable Country

Production (mboe per day)

2007:         37

Caño Limon

Legacy Oil Field

Near Field Exploration Success

Contract Life Extended to Field
Economic Limit

La Cira-Infantas

EOR Project With Large
Remaining Reserves

Commercial phase of
development and production
tracking original plans

Argentina Operations

Brazil

Cuyo Basin

Uruguay

Neuquen Basin

Argentina

San Jorge Basin

Oxy Blocks

Inventory of 700 drilling locations

2008E:  220 to 240 wells

2007:    156 wells

2007 production – 36 mboe/day

Completion of 8 waterflood projects
initiated in 2007

Additional technology driven
opportunities

Consolidation opportunities

Increase production to 70 mboed
by 2011

Other Value Enhancing

Chemicals Operations

Midstream Assets – Pipelines

Dividend Growth

Share Repurchase

Cost Reduction Program

Chemicals Operations

($ Millions)

Period ending 12/31/07

3-Year

5-Year

Average

Average

2007

Pre-tax Earnings

$764

$586

$601

Free Cash Flow*

$823

$662

$655

Capital Spending

$225

$190

$251

* See attached for GAAP reconciliation.

Capital Allocation Philosophy

New projects must meet expectations for good
returns

Return Targets*

Domestic – 15+%

International – 20+%

Compare new projects & asset acquisitions with
share repurchases

Make decisions based on creating long-term
value for shareholders

*Assumes Moderate Product Prices

Business Risk Factors

Level of Risk Acceptable to Occidental

Risk Factor

Low

Middle

High

Exploratory

✓

Commodity

✓

Political

✓

Engineering

✓

Reinvestment

✓

Financial

✓

Gross Cash Flow Uses

Percentage of Total

2003

2004

2005

2006

2007

Capital

45

43

36

41

40

Acquisitions

19

5

31

26

16

Share Repurchase

—

—

—

21

14

Debt Reduction & Cash

23

42

26

3

21

Dividends

  13

  10

   7

   9

   9

100

100

100

100

100

Creating Shareholder Value – Dividends

Annual Dividend Payout per share

Establishing a track record of consistent dividend increases

$0.50

$0.52

$0.55

$0.645

$0.80

$0.94

$1.00

Share Repurchase Program

Spent $1.13 billion to repurchase 20.6 million shares
during 2007 at an average price of $54.75 a share.

Repurchased 51.2 mm shares since program
inception in February 2006 at an average price of
$50.84 a share.

6.3 million shares remained under the current 55
mm share repurchase authorization as of 12/31/07.

Cost Reduction Program

Oxy has embarked on a Cost Reduction Program

The impact of the Program:

It will affect operating and G&A costs;

Restructuring charge taken in 2007 totaling $25 mm;

Expect a similar amount to be taken in 2008;

Improvements made in our procurement function;

Combined savings realized from this program are expected to be
$200 mm in 2008 with a longer-term annualized run-rate of $300 mm.

The primary focus of this program is on the more mature
areas of the company, as opposed to our areas of growth.

Summary - Corporate Strategy/Philosophy

Focus on core areas – long-term production growth
of 5 - 8% CAGR

US - California & Permian Basin

Middle East/North Africa

Latin America

Maintain strong balance sheet

Maintain “A” credit rating

Maintain investment discipline

Create value

Capture EOR projects with large volumes of oil in place

Acquire assets with upside potential

Maintain top quartile financial returns

Maximize free cash flow from chemicals

Continue to increase the dividend regularly

Creating Shareholder Value

Oxy’s Shareholder Equity versus Equity Market Value

•   Building a History of Generating Shareholder Value

($ in millions)

Change In

Equity Market Value

Change In

Shareholders’ Equity

Market Value per $ of Equity Retained

1 – Year

$22,560

$3,571

6.3

3 – Year

$40,420

$12,226

3.3

5 – Year

$52,867

$16,505

3.2

10 – Year

$53,571

$18,537

2.9

Financial Data for period ending December 31, 2007.

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect" or "estimate,"
or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; operational interruptions; political risks;
changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required, Occidental does not undertake any obligation to update any forward-
looking statements as a result of new information, future events or otherwise.
Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals.  The United
States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions.  We use certain terms in this presentation, such as recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC.  Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately on our web site at www.oxy.com.
U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Occidental Petroleum Corporation
Return on Capital Employed (% )
($ Millions)
Reconciliation to Generally Accepted Accounting Principles (GAAP)	2006	2007
GAAP measure - earnings applicable to common shareholders	4,191	5,400
Interest expense	131	199
Tax effect of interest expense	(46)	(70)
Earnings before tax-effected interest expense	4,276	5,529
GAAP stockholders' equity	19,252	22,823
DEBT
GAAP debt
Debt, including current maturities	2,790	1,788
Non-GAAP debt
Capital lease obligation	25	25
Subsidiary preferred stock	75	-
Total debt	2,890	1,813
Total capital employed	22,142	24,636
Return on Capital Employed (%)	21	24

Occidental Petroleum Corporation

Core Results

Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ millions, except per-share amounts)	Twelve		Twelve
	Months	Diluted	Months	Diluted
	2007	EPS	2006	EPS
Total Reported Earnings	5,400	$6.44	4,191	$4.87
Less significant items excluded from core results:
Gain on sale of Russia investment	412		-
Gain on sale of Lyondell shares	326		90
Litigation settlements	112		108
Gain on sale of oil & gas interests	35		-
Gain on sale of exploration properties, net of impairments	29		-
Deferred tax reversal - compensation program changes	-		(40)
Severance accrual	(25)		-
Plant closure	(47)		-
Debt purchase expense	(167)		(31)
Tax effect of pre-tax adjustments	(2)		(41)
Discontinued operations, net of tax	322		(11)
Total	995		75
Total Core Results	4,405	$5.25	4,116	$4.78

Worldwide Production

Thousand Barrels of Oil Equilavent per Day

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	% of Total
PRODUCTION
US	260	593	359	-	-	-	260	593	359	63%
Latin America	74	40	81	(5)	-	(5)	69	40	76	13%
Middle East / North Africa	119	81	133	2	-	2	121	81	135	24%
Total	453	714	573	(3)	-	(3)	450	714	570	100%

Natural gas volumes have been converted to equivalent BOE based on energy content of 6,000 cubic feet of gas to one barrel of oil

Worldwide Reserves

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	% of Total
RESERVES
US	1,707	2,672	2,152	-	-	-	1,707	2,672	2,152	75%
Latin America	214	208	249	(5)	-	(5)	209	208	244	9%
Middle East / North Africa	305	963	465	3	-	3	308	963	468	16%
Total	2,226	3,843	2,866	(2)	-	(2)	2,224	3,843	2,864	100%

Chemicals Free Cash Flow

Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ Millions)

	2003	2004	2005	2006	2007
Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities	3,074	3,878	5,337	6,353	6,798
Cash flow from investing activities	(2,131)	(2,428)	(3,161)	(4,383)	(3,128)
Cash flow from financing activities	(513)	(821)	(1,187)	(2,819)	(3,045)
Change in cash	430	629	989	(849)	625
Chemicals Free Cash Flow
Core results (see reconciliation below)	221	416	784	906	601
Depreciation & amortization expense	221	260	268	279	304
Roundings	(2)	(1)	1	1	1
Capital expenditures (excluding acquisitions)	(120)	(155)	(173)	(251)	(251)
Free cash flow	320	520	880	935	655
	Core	Cash	Capital
	Results	Flow	Spending
3-Year Average (2005-2007)	764	823	225
5-Year Average (2003-2007)	586	662	190
Segment income	221	416	614	906	601
Less: significant items affecting earnings
Hurricane insurance charges	-	-	11	-	-
Write-off of plants	-	-	159	-	-
Core results	221	416	784	906	601